Fourth Quarter 2014

Statistical Supplement

unum GROUP®

Unum Group
Statistical Supplement Fourth Quarter 2014

 TABLE OF CONTENTS
(dollars in millions, except share data and where noted)
Interim Results are Unaudited

Unum Group Financial Highlights

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Consolidated U.S. GAAP Results¹

Premium Income	$1,967.9	$1,890.7	$7,797.2	$7,624.7	$7,716.1

Operating Revenue	$2,653.0	$2,576.9	$10,493.6	$10,347.0	$10,459.2
Net Realized Investment Gain (Loss)	(17.3)	9.3	16.1	6.8	56.2

Revenue	$2,635.7	$2,586.2	$10,509.7	$10,353.8	$10,515.4

Net Income (Loss)	$(279.1)	$221.2	$413.4	$858.1	$894.4
Net Income (Loss) Per Share:
Basic	$(1.11)	$0.85	$1.62	$3.24	$3.18
Assuming Dilution	$(1.11)	$0.84	$1.61	$3.23	$3.17

Operating Return on Equity
Unum US	13.5%	13.7%	13.5%	13.6%	13.8%
Unum UK	18.1%	19.3%	18.3%	14.0%	12.2%
Colonial Life	16.6%	15.9%	16.8%	16.5%	16.8%
Core Operating Segments	14.6%	14.7%	14.7%	14.2%	14.1%
Consolidated	11.2%	11.2%	11.4%	11.4%	12.3%

Assets			$62,497.1	$59,403.6	$62,236.1
Stockholders' Equity			$8,552.4	$8,659.1	$8,612.6

Traditional U.S. Life Insurance Companies' Statutory Results²
Net Gain from Operations, After Tax	$149.0	$73.5	$618.1	$617.5	$649.8
Net Realized Gain (Loss), After Tax	(2.2)	(6.5)	5.0	(33.0)	(25.3)

Net Income	$146.8	$67.0	$623.1	$584.5	$624.5

Capital and Surplus			$3,462.8	$3,450.5	$3,426.5

Weighted Average Risk-based Capital Ratio			> 400%	> 400%	396%
1 Generally Accepted Accounting Principles
2 Our traditional U.S. life insurance companies are Provident Life and Accident Insurance Company, Unum Life Insurance Company of America, The Paul Revere Life Insurance Company, Colonial Life & Accident Insurance Company, Provident Life and Casualty Insurance Company, First Unum Life Insurance Company, and The Paul Revere Variable Annuity Insurance Company.

Unum Group Capital Metrics

	12/31/2014		12/31/2013		12/31/2012
	(in millions)	per share	(in millions)	per share	(in millions)	per share
Book Value
Total Stockholders' Equity, As Reported	$8,552.4	$33.90	$8,659.1	$33.30	$8,612.6	$31.87
Net Unrealized Gain on Securities	290.3	1.15	135.7	0.52	873.5	3.23
Net Gain on Cash Flow Hedges	391.0	1.55	396.3	1.52	401.6	1.48
Subtotal	7,871.1	31.20	8,127.1	31.26	7,337.5	27.16
Foreign Currency Translation Adjustment	(113.4)	(0.45)	(47.1)	(0.18)	(72.6)	(0.26)
Subtotal	7,984.5	31.65	8,174.2	31.44	7,410.1	27.42
Unrecognized Pension and Postretirement Benefit Costs	(401.5)	(1.59)	(229.9)	(0.88)	(574.5)	(2.13)
Total Stockholders' Equity, Excluding Accumulated Other Comprehensive Income	$8,386.0	$33.24	$8,404.1	$32.32	$7,984.6	$29.55

Dividends Paid	$159.4	$0.62	$146.5	$0.55	$133.8	$0.47

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Shares Repurchased (millions)	—	1.4	8.7	11.2	23.6
Cost of Shares Repurchased (millions)(1)	$—	$50.1	$300.6	$318.6	$500.6
Price (UNM closing price on last trading day of period)			$34.88	$35.08	$20.82

Leverage Ratio	25.3%	23.0%	25.3%

Holding Company Cash and Marketable Securities	$575	$514	$805

(1) Includes commissions of $0.1 million, $0.2 million, and $0.6 million for the years ended December 31, 2014, 2013, and 2012, respectively, and $0.1 million for the three months ended December 31, 2013.

Unum Group Ratings

	AM Best	Fitch	Moody's	S&P
Outlook	Stable	Stable	Stable	Stable

Issuer Credit Ratings	bbb	BBB	Baa2	BBB

Financial Strength Ratings
Provident Life and Accident	A	A	A2	A
Unum Life of America	A	A	A2	A
Colonial Life & Accident	A	A	A2	A
Paul Revere Life	A	A	A2	A
Unum Limited	NR	NR	NR	A-

NR = not rated

Unum Group Consolidated Statements of Operations

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Revenue
Premium Income	$1,967.9	$1,890.7	$7,797.2	$7,624.7	$7,716.1
Net Investment Income	629.4	629.4	2,477.4	2,492.1	2,515.2
Net Realized Investment Gain (Loss)	(17.3)	9.3	16.1	6.8	56.2
Other Income	55.7	56.8	219.0	230.2	227.9
Total Revenue	2,635.7	2,586.2	10,509.7	10,353.8	10,515.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	2,372.5	1,643.8	7,310.8	6,595.7	6,722.2
Commissions	238.1	227.9	935.3	909.5	917.2
Interest and Debt Expense - Non-recourse Debt	1.8	2.0	7.3	8.5	11.5
Interest and Debt Expense - All Other Debt	36.7	35.6	160.2	140.9	133.9
Deferral of Acquisition Costs	(142.4)	(117.5)	(524.0)	(466.8)	(467.3)
Amortization of Deferred Acquisition Costs	107.9	95.2	440.8	418.9	378.7
Other Expenses	479.0	393.4	1,652.1	1,541.9	1,569.7
Total Benefits and Expenses	3,093.6	2,280.4	9,982.5	9,148.6	9,265.9

Income (Loss) Before Income Tax	(457.9)	305.8	527.2	1,205.2	1,249.5
Income Tax Expense (Benefit)	(178.8)	84.6	113.8	347.1	355.1

Net Income (Loss)	$(279.1)	$221.2	$413.4	$858.1	$894.4

Average Weighted Shares Outstanding
Basic	252.4	261.1	255.5	264.7	281.4
Assuming Dilution	252.4	262.6	256.7	265.9	281.8

Actual Number of Shares Outstanding			252.3	260.0	270.2

Unum Group Sales Data for Unum US Segment

	Three Months Ended			Year Ended
	12/31/2014	12/31/2013	% Change	12/31/2014	12/31/2013	12/31/2012
Sales by Product
Group Disability and Group Life and AD&D
Group Long-term Disability	$116.1	$83.7	38.7%	$223.6	$173.3	$182.2
Group Short-term Disability	60.1	54.6	10.1	118.8	101.9	97.4
Group Life and AD&D	127.6	100.6	26.8	264.8	199.4	207.5
Subtotal	303.8	238.9	27.2	607.2	474.6	487.1
Supplemental and Voluntary
Individual Disability	16.1	15.6	3.2	56.8	52.2	57.0
Voluntary Benefits	48.8	40.4	20.8	238.1	218.8	216.4
Subtotal	64.9	56.0	15.9	294.9	271.0	273.4
Total Sales	$368.7	$294.9	25.0	$902.1	$745.6	$760.5

Sales by Market Sector
Group Disability and Group Life and AD&D
Core Market (< 2,000 lives)	$189.9	$154.4	23.0%	$401.7	$324.4	$334.9
Large Case Market	113.9	84.5	34.8	205.5	150.2	152.2
Subtotal	303.8	238.9	27.2	607.2	474.6	487.1
Supplemental and Voluntary	64.9	56.0	15.9	294.9	271.0	273.4
Total Sales	$368.7	$294.9	25.0	$902.1	$745.6	$760.5

Unum Group Sales Data for Unum UK Segment

	Three Months Ended			Year Ended
(in millions of dollars)	12/31/2014	12/31/2013	% Change	12/31/2014	12/31/2013	12/31/2012
Sales by Product
Group Long-term Disability	$18.3	$15.5	18.1%	$57.4	$50.5	$51.2
Group Life	6.0	4.0	50.0	23.8	21.4	38.0
Supplemental	1.0	0.9	11.1	3.9	3.9	4.9
Total Sales	$25.3	$20.4	24.0	$85.1	$75.8	$94.1

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	$12.6	$11.1	13.5%	$42.5	$38.9	$38.7
Large Case Market	11.7	8.4	39.3	38.7	33.0	50.5
Subtotal	24.3	19.5	24.6	81.2	71.9	89.2
Supplemental	1.0	0.9	11.1	3.9	3.9	4.9
Total Sales	$25.3	$20.4	24.0	$85.1	$75.8	$94.1

(in millions of pounds)
Sales by Product
Group Long-term Disability	£11.7	£9.6	21.9%	£35.1	£32.2	£32.3
Group Life	3.7	2.5	48.0	14.4	13.7	24.1
Supplemental	0.7	0.5	40.0	2.4	2.5	3.1
Total Sales	£16.1	£12.6	27.8	£51.9	£48.4	£59.5

Sales by Market Sector
Group Long-term Disability and Group Life
Core Market (< 500 lives)	£7.9	£7.0	12.9%	£25.8	£24.9	£24.4
Large Case Market	7.5	5.1	47.1	23.7	21.0	32.0
Subtotal	15.4	12.1	27.3	49.5	45.9	56.4
Supplemental	0.7	0.5	40.0	2.4	2.5	3.1
Total Sales	£16.1	£12.6	27.8	£51.9	£48.4	£59.5

5. 1

Unum Group Sales Data for Colonial Life Segment

	Three Months Ended			Year Ended
	12/31/2014	12/31/2013	% Change	12/31/2014	12/31/2013	12/31/2012
Sales by Product
Accident, Sickness, and Disability	$100.6	$89.6	12.3%	$260.7	$238.2	$233.0
Life	30.6	25.1	21.9	78.8	68.1	67.3
Cancer and Critical Illness	30.5	25.1	21.5	70.6	61.3	61.6
Total Sales	$161.7	$139.8	15.7	$410.1	$367.6	$361.9

Sales by Market Sector
Commercial
Core Market (< 1,000 lives)	$102.1	$84.1	21.4%	$275.6	$246.0	$248.3
Large Case Market	24.3	26.9	(9.7)	53.2	49.0	40.9
Subtotal	126.4	111.0	13.9	328.8	295.0	289.2
Public Sector	35.3	28.8	22.6	81.3	72.6	72.7
Total Sales	$161.7	$139.8	15.7	$410.1	$367.6	$361.9

5. 2

Unum Group Consolidated Balance Sheets

	December 31
	2014	2013
Assets
Investments
Fixed Maturity Securities	$45,064.9	$42,344.4
Mortgage Loans	1,856.6	1,815.1
Policy Loans	3,306.6	3,276.0
Other Long-term Investments	591.9	566.0
Short-term Investments	974.3	913.4
Total Investments	51,794.3	48,914.9

Other Assets
Cash and Bank Deposits	102.5	94.1
Accounts and Premiums Receivable	1,634.7	1,647.8
Reinsurance Recoverable	4,906.4	4,806.5
Accrued Investment Income	696.1	700.2
Deferred Acquisition Costs	1,901.3	1,829.2
Goodwill	198.7	200.9
Property and Equipment	531.7	511.9
Income Tax Receivable	69.5	50.3
Other Assets	661.9	647.8
Total Assets	$62,497.1	$59,403.6

Liabilities
Policy and Contract Benefits	$1,529.3	$1,511.0
Reserves for Future Policy and Contract Benefits	45,929.4	43,099.1
Unearned Premiums	396.6	413.8
Other Policyholders’ Funds	1,657.8	1,658.4
Deferred Income Tax	78.4	144.3
Short-term Debt	151.9	—
Long-term Debt - Non-recourse	398.4	440.0
Long-term Debt - All Other	2,230.3	2,172.0
Other Liabilities	1,572.6	1,305.9
Total Liabilities	53,944.7	50,744.5

Stockholders’ Equity
Common Stock	30.2	36.1
Additional Paid-in Capital	2,221.2	2,634.1
Accumulated Other Comprehensive Income	166.4	255.0
Retained Earnings	7,332.8	8,083.2
Treasury Stock	(1,198.2)	(2,349.3)
Total Stockholders’ Equity	8,552.4	8,659.1
Total Liabilities and Stockholders’ Equity	$62,497.1	$59,403.6

Unum Group Deferred Acquisition Costs by Segment

	Unum US	Unum UK	Colonial Life	Consolidated
Balances at December 31, 2011	$971.8	$40.9	$664.4	$1,677.1
Capitalized	249.2	11.8	206.3	467.3
Amortized	(196.5)	(15.7)	(166.5)	(378.7)
Adjustment Related to Unrealized Investment Gains	(0.2)	—	(11.8)	(12.0)
Foreign Currency	—	1.8	—	1.8
Balances at December 31, 2012	1,024.3	38.8	692.4	1,755.5
Capitalized	252.0	9.8	205.0	466.8
Amortized	(230.0)	(14.7)	(174.2)	(418.9)
Adjustment Related to Unrealized Investment Losses	5.2	—	20.2	25.4
Foreign Currency	—	0.4	—	0.4
Balances at December 31, 2013	1,051.5	34.3	743.4	1,829.2
Capitalized	292.7	10.5	220.8	524.0
Amortized	(248.1)	(12.5)	(180.2)	(440.8)
Adjustment Related to Unrealized Investment Gains	0.4	—	(9.6)	(9.2)
Foreign Currency	—	(1.9)	—	(1.9)
Balances at December 31, 2014	$1,096.5	$30.4	$774.4	$1,901.3

6. 1

Unum Group Balance Sheets by Segment - December 31, 2014

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,216.6	$2,673.8	$4,214.6	$16,105.0	$3,399.2	$2,650.8	$27,668.8	$1,970.5	$51,794.3
Deferred Acquisition Costs	69.8	59.8	966.9	1,096.5	30.4	774.4	—	—	1,901.3
Goodwill	—	—	187.6	187.6	11.1	—	—	—	198.7
All Other	619.3	129.4	538.7	1,287.4	261.8	267.0	6,291.4	495.2	8,602.8
Total Assets	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,465.7	$62,497.1

Liabilities
Reserves and Policyholder Benefits	$8,104.9	$1,722.2	$3,712.4	$13,539.5	$2,894.3	$2,149.7	$30,929.6	$—	$49,513.1
Debt	—	—	—	—	—	—	398.4	2,382.2	2,780.6
All Other	333.2	91.2	371.1	795.5	69.8	258.8	(296.2)	823.1	1,651.0
Total Liabilities	8,438.1	1,813.4	4,083.5	14,335.0	2,964.1	2,408.5	31,031.8	3,205.3	53,944.7

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,457.9	1,005.7	1,682.9	4,146.5	648.4	1,178.8	2,814.3	(916.9)	7,871.1
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	9.7	43.9	141.4	195.0	90.0	104.9	114.1	177.3	681.3
Total Allocated Stockholders' Equity	1,467.6	1,049.6	1,824.3	4,341.5	738.4	1,283.7	2,928.4	(739.6)	8,552.4

Total Liabilities and Allocated Stockholders' Equity	$9,905.7	$2,863.0	$5,907.8	$18,676.5	$3,702.5	$3,692.2	$33,960.2	$2,465.7	$62,497.1

Allocated stockholders' equity is determined on the basis of an internal allocation formula that reflects the volume and risk components of the business and aligns with the Company's target capital levels for regulatory and rating agency purposes. This formula is modified periodically to recognize changes in the views of capital requirements.

6. 2

Unum Group Balance Sheets by Segment - December 31, 2013

	Unum US
	Group Disability	Group Life and Accidental Death & Dismemberment	Supplemental and Voluntary	Total Unum US	Unum UK	Colonial Life	Closed Block	Corporate	Consolidated
Assets
Investments	$9,485.0	$2,478.2	$4,005.7	$15,968.9	$3,413.1	$2,487.6	$25,498.0	$1,547.3	$48,914.9
Deferred Acquisition Costs	55.9	49.9	945.7	1,051.5	34.3	743.4	—	—	1,829.2
Goodwill	1.5	—	187.5	189.0	11.9	—	—	—	200.9
All Other	509.7	204.5	460.7	1,174.9	194.8	251.9	6,066.2	770.8	8,458.6
Total Assets	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

Liabilities
Reserves and Policyholder Benefits	$8,208.9	$1,689.3	$3,514.0	$13,412.2	$2,940.7	$2,046.9	$28,282.5	$—	$46,682.3
Debt	—	—	—	—	—	—	440.0	2,172.0	2,612.0
All Other	280.1	65.2	339.3	684.6	66.9	213.2	(72.8)	558.3	1,450.2
Total Liabilities	8,489.0	1,754.5	3,853.3	14,096.8	3,007.6	2,260.1	28,649.7	2,730.3	50,744.5

Allocated Stockholders' Equity
Other Allocated Stockholders' Equity	1,564.3	952.1	1,651.9	4,168.3	622.2	1,147.4	2,698.2	(509.0)	8,127.1
Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	(1.2)	26.0	94.4	119.2	24.3	75.4	216.3	96.8	532.0
Total Allocated Stockholders' Equity	1,563.1	978.1	1,746.3	4,287.5	646.5	1,222.8	2,914.5	(412.2)	8,659.1

Total Liabilities and Allocated Stockholders' Equity	$10,052.1	$2,732.6	$5,599.6	$18,384.3	$3,654.1	$3,482.9	$31,564.2	$2,318.1	$59,403.6

6. 3

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2014	12/31/2013	% Change	12/31/2014	12/31/2013	% Change
Premium Income
Unum US	$1,186.8	$1,121.3	5.8%	$4,659.7	$4,517.1	3.2%
Unum UK	148.9	137.9	8.0	607.2	556.6	9.1
Colonial Life	321.1	308.1	4.2	1,273.7	1,232.2	3.4
Closed Block	311.1	323.4	(3.8)	1,256.6	1,318.8	(4.7)
	1,967.9	1,890.7	4.1	7,797.2	7,624.7	2.3
Net Investment Income
Unum US	226.1	229.7	(1.6)	890.3	929.6	(4.2)
Unum UK	38.7	42.0	(7.9)	151.0	148.5	1.7
Colonial Life	37.9	35.1	8.0	146.7	145.4	0.9
Closed Block	323.6	327.7	(1.3)	1,284.1	1,272.3	0.9
Corporate	3.1	(5.1)	(160.8)	5.3	(3.7)	N.M.
	629.4	629.4	—	2,477.4	2,492.1	(0.6)
Other Income
Unum US	30.7	29.3	4.8	122.1	128.3	(4.8)
Unum UK	(0.1)	—	(100.0)	—	0.1	(100.0)
Colonial Life	—	0.1	(100.0)	0.1	0.2	(50.0)
Closed Block	22.3	22.4	(0.4)	91.8	93.9	(2.2)
Corporate	2.8	5.0	(44.0)	5.0	7.7	(35.1)
	55.7	56.8	(1.9)	219.0	230.2	(4.9)
Total Operating Revenue
Unum US	1,443.6	1,380.3	4.6	5,672.1	5,575.0	1.7
Unum UK	187.5	179.9	4.2	758.2	705.2	7.5
Colonial Life	359.0	343.3	4.6	1,420.5	1,377.8	3.1
Closed Block	657.0	673.5	(2.4)	2,632.5	2,685.0	(2.0)
Corporate	5.9	(0.1)	N.M.	10.3	4.0	157.5
	$2,653.0	$2,576.9	3.0	$10,493.6	$10,347.0	1.4

Unum Group Financial Results by Segment

	Three Months Ended			Year Ended
	12/31/2014	12/31/2013	% Change	12/31/2014	12/31/2013	% Change
Benefits and Expenses
Unum US	$1,231.2	$1,153.6	6.7%	$4,815.8	$4,706.4	2.3%
Unum UK	149.3	144.0	3.7	610.4	573.2	6.5
Colonial Life	284.7	294.0	(3.2)	1,120.3	1,113.0	0.7
Closed Block	1,325.2	646.7	104.9	3,208.1	2,575.6	24.6
Corporate	37.4	39.7	(5.8)	157.9	147.5	7.1
	3,027.8	2,278.0	32.9	9,912.5	9,115.7	8.7
Income (Loss) Before Income Tax, Net Realized Investment Gain, and Non-operating Retirement-related Loss
Unum US	212.4	226.7	(6.3)	856.3	868.6	(1.4)
Unum UK	38.2	35.9	6.4	147.8	132.0	12.0
Colonial Life	74.3	49.3	50.7	300.2	264.8	13.4
Closed Block	(668.2)	26.8	N.M.	(575.6)	109.4	N.M.
Corporate	(31.5)	(39.8)	20.9	(147.6)	(143.5)	(2.9)
	(374.8)	298.9	N.M.	581.1	1,231.3	(52.8)
Income Tax Expense (Benefit)	(149.8)	82.0	N.M.	134.9	355.7	(62.1)

Income Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	(225.0)	216.9	N.M.	446.2	875.6	(49.0)

Net Realized Investment Gain (Loss), Net of Tax	(11.2)	5.8	N.M.	12.8	3.9	N.M.

Non-operating Retirement-related Loss, Net of Tax	(42.9)	(1.5)	N.M.	(45.6)	(21.4)	(113.1)

Net Income (Loss)	$(279.1)	$221.2	N.M.	$413.4	$858.1	(51.8)

7. 1

Unum Group Quarterly Historical Financial Results by Segment

	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Premium Income
Unum US	$1,186.8	$1,162.7	$1,157.7	$1,152.5	$1,121.3	$1,124.6	$1,131.5	$1,139.7	$1,117.6
Unum UK	148.9	152.6	154.0	151.7	137.9	137.3	137.6	143.8	175.5
Colonial Life	321.1	319.4	316.8	316.4	308.1	309.1	307.9	307.1	301.9
Closed Block	311.1	312.5	315.1	317.9	323.4	326.3	328.8	340.3	342.2
	1,967.9	1,947.2	1,943.6	1,938.5	1,890.7	1,897.3	1,905.8	1,930.9	1,937.2
Net Investment Income
Unum US	226.1	216.6	221.2	226.4	229.7	233.1	231.1	235.7	240.5
Unum UK	38.7	34.4	44.3	33.6	42.0	30.3	45.4	30.8	50.3
Colonial Life	37.9	35.7	36.2	36.9	35.1	36.3	34.3	39.7	35.1
Closed Block	323.6	317.7	326.5	316.3	327.7	315.4	316.1	313.1	317.1
Corporate	3.1	2.0	0.9	(0.7)	(5.1)	0.4	(0.8)	1.8	—
	629.4	606.4	629.1	612.5	629.4	615.5	626.1	621.1	643.0
Other Income
Unum US	30.7	30.2	30.3	30.9	29.3	30.2	32.1	36.7	31.5
Unum UK	(0.1)	—	0.2	(0.1)	—	0.1	(0.1)	0.1	—
Colonial Life	—	0.1	0.1	(0.1)	0.1	—	0.1	—	0.1
Closed Block	22.3	23.4	24.5	21.6	22.4	23.6	23.8	24.1	21.2
Corporate	2.8	0.9	(0.2)	1.5	5.0	0.3	0.8	1.6	0.6
	55.7	54.6	54.9	53.8	56.8	54.2	56.7	62.5	53.4
Total Operating Revenue
Unum US	1,443.6	1,409.5	1,409.2	1,409.8	1,380.3	1,387.9	1,394.7	1,412.1	1,389.6
Unum UK	187.5	187.0	198.5	185.2	179.9	167.7	182.9	174.7	225.8
Colonial Life	359.0	355.2	353.1	353.2	343.3	345.4	342.3	346.8	337.1
Closed Block	657.0	653.6	666.1	655.8	673.5	665.3	668.7	677.5	680.5
Corporate	5.9	2.9	0.7	0.8	(0.1)	0.7	—	3.4	0.6
	$2,653.0	$2,608.2	$2,627.6	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6

Unum Group Quarterly Historical Financial Results by Segment

	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	12/31/12
Benefits and Expenses
Unum US	$1,231.2	$1,195.2	$1,190.4	$1,199.0	$1,153.6	$1,168.1	$1,180.7	$1,204.0	$1,177.4
Unum UK	149.3	153.5	158.9	148.7	144.0	136.4	149.4	143.4	190.8
Colonial Life	284.7	284.0	277.8	273.8	294.0	276.4	271.2	271.4	268.8
Closed Block	1,325.2	627.4	628.8	626.7	646.7	639.6	639.1	650.2	651.7
Corporate	37.4	35.8	49.7	35.0	39.7	33.6	37.1	37.1	35.2
	3,027.8	2,295.9	2,305.6	2,283.2	2,278.0	2,254.1	2,277.5	2,306.1	2,323.9
Income (Loss) Before Income Tax, Net Realized Investment Gain (Loss), and Non-operating Retirement-related Loss
Unum US	212.4	214.3	218.8	210.8	226.7	219.8	214.0	208.1	212.2
Unum UK	38.2	33.5	39.6	36.5	35.9	31.3	33.5	31.3	35.0
Colonial Life	74.3	71.2	75.3	79.4	49.3	69.0	71.1	75.4	68.3
Closed Block	(668.2)	26.2	37.3	29.1	26.8	25.7	29.6	27.3	28.8
Corporate	(31.5)	(32.9)	(49.0)	(34.2)	(39.8)	(32.9)	(37.1)	(33.7)	(34.6)
	(374.8)	312.3	322.0	321.6	298.9	312.9	311.1	308.4	309.7
Income Tax Expense (Benefit)	(149.8)	91.2	97.6	95.9	82.0	88.3	92.6	92.8	84.7

Income (Loss) Before Net Realized Investment Gain (Loss) and Non-operating Retirement-related Loss, Net of Tax	(225.0)	221.1	224.4	225.7	216.9	224.6	218.5	215.6	225.0

Net Realized Investment Gain (Loss), Net of Tax	(11.2)	0.9	19.0	4.1	5.8	(17.2)	8.6	6.7	16.4

Non-operating Retirement-related Loss, Net of Tax	(42.9)	(0.9)	(0.9)	(0.9)	(1.5)	(1.7)	(8.5)	(9.7)	(7.5)

Net Income (Loss)	$(279.1)	$221.1	$242.5	$228.9	$221.2	$205.7	$218.6	$212.6	$233.9

Net Income (Loss) Per Common Share - Assuming Dilution	$(1.11)	$0.87	$0.94	$0.88	$0.84	$0.78	$0.82	$0.79	$0.85

8. 1

Unum Group Financial Results for Unum US Segment

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Premium Income	$1,186.8	$1,121.3	$4,659.7	$4,517.1	$4,456.5
Net Investment Income	226.1	229.7	890.3	929.6	952.3
Other Income	30.7	29.3	122.1	128.3	124.6
Total	1,443.6	1,380.3	5,672.1	5,575.0	5,533.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	845.8	789.8	3,288.1	3,222.4	3,238.6
Commissions	132.2	122.3	528.7	505.2	507.5
Deferral of Acquisition Costs	(78.2)	(62.5)	(292.7)	(252.0)	(249.2)
Amortization of Deferred Acquisition Costs	59.3	48.8	248.1	230.0	196.5
Other Expenses	272.1	255.2	1,043.6	1,000.8	992.9
Total	1,231.2	1,153.6	4,815.8	4,706.4	4,686.3

Income Before Income Tax and Net Realized Investment Gains and Losses	212.4	226.7	856.3	868.6	847.1
Unclaimed Death Benefits (UDB) Reserve Increase	—	75.4	—	75.4	—
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	(85.0)	—	(85.0)	—
Operating Income	$212.4	$217.1	$856.3	$859.0	$847.1

Operating Ratios (% of Premium Income):
Benefit Ratio	71.3%	70.4%	70.6%	71.3%	72.7%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments		71.3%		71.6%
Other Expense Ratio	22.9%	22.8%	22.4%	22.2%	22.3%
Income Ratio	17.9%	20.2%	18.4%	19.2%	19.0%
Operating Income Ratio	17.9%	19.4%	18.4%	19.0%	19.0%

Unum Group Financial Results for Unum US Group Disability

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$396.1	$381.4	$1,553.5	$1,553.9	$1,578.8
Group Short-term Disability	144.7	130.0	558.1	519.6	476.7
Total Premium Income	540.8	511.4	2,111.6	2,073.5	2,055.5
Net Investment Income	132.9	133.9	519.1	550.1	576.9
Other Income	23.4	22.0	91.0	95.6	93.7
Total	697.1	667.3	2,721.7	2,719.2	2,726.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	452.9	425.6	1,746.4	1,732.9	1,741.6
Commissions	40.3	39.4	161.2	164.0	159.3
Deferral of Acquisition Costs	(11.9)	(7.4)	(40.2)	(29.6)	(26.3)
Amortization of Deferred Acquisition Costs	6.8	5.3	26.3	21.1	18.3
Other Expenses	142.3	135.5	550.0	532.4	540.1
Total	630.4	598.4	2,443.7	2,420.8	2,433.0

Operating Income	$66.7	$68.9	$278.0	$298.4	$293.1

Operating Ratios (% of Premium Income):
Benefit Ratio	83.7%	83.2%	82.7%	83.6%	84.7%
Other Expense Ratio	26.3%	26.5%	26.0%	25.7%	26.3%
Operating Income Ratio	12.3%	13.5%	13.2%	14.4%	14.3%

Persistency:
Group Long-term Disability			90.6%	87.2%	90.7%
Group Short-term Disability			89.6%	88.0%	88.0%

9. 1

Unum Group Financial Results for Unum US Group Life and Accidental Death & Dismemberment

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2012	12/31/2012
Operating Revenue
Premium Income
Group Life	$323.1	$302.9	$1,262.3	$1,213.9	$1,182.1
Accidental Death & Dismemberment	32.0	30.0	125.9	121.6	115.3
Total Premium Income	355.1	332.9	1,388.2	1,335.5	1,297.4
Net Investment Income	35.2	35.3	139.2	142.6	146.9
Other Income	0.2	0.3	1.4	1.8	1.9
Total	390.5	368.5	1,528.8	1,479.9	1,446.2

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	251.3	197.0	975.8	909.9	936.4
Commissions	28.5	25.9	113.3	108.9	104.6
Deferral of Acquisition Costs	(9.3)	(6.0)	(31.3)	(24.7)	(22.4)
Amortization of Deferred Acquisition Costs	5.6	3.9	21.4	15.6	13.6
Other Expenses	54.0	49.4	205.2	198.2	193.1
Total	330.1	270.2	1,284.4	1,207.9	1,225.3

Income Before Income Tax and Net Realized Investment Gains and Losses	60.4	98.3	244.4	272.0	220.9
Unclaimed Death Benefits (UDB) Reserve Increase	—	49.1	—	49.1	—
Group Life Waiver of Premium Benefit (Waiver) Reserve Reduction	—	(85.0)	—	(85.0)	—
Operating Income	$60.4	$62.4	$244.4	$236.1	$220.9

Operating Ratios (% of Premium Income):
Benefit Ratio	70.8%	59.2%	70.3%	68.1%	72.2%
Benefit Ratio Excluding the UDB and Waiver Reserve Adjustments		70.0%		70.8%
Other Expense Ratio	15.2%	14.8%	14.8%	14.8%	14.9%
Income Ratio	17.0%	29.5%	17.6%	20.4%	17.0%
Operating Income Ratio	17.0%	18.7%	17.6%	17.7%	17.0%

Persistency:
Group Life			90.8%	88.1%	90.6%
Accidental Death & Dismemberment			91.1%	88.8%	90.0%

9. 2

Unum Group Financial Results for Unum US Supplemental and Voluntary

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability	$117.3	$116.0	$466.1	$465.3	$477.6
Voluntary Benefits	173.6	161.0	693.8	642.8	626.0
Total Premium Income	290.9	277.0	1,159.9	1,108.1	1,103.6
Net Investment Income	58.0	60.5	232.0	236.9	228.5
Other Income	7.1	7.0	29.7	30.9	29.0
Total	356.0	344.5	1,421.6	1,375.9	1,361.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	141.6	167.2	565.9	579.6	560.6
Commissions	63.4	57.0	254.2	232.3	243.6
Deferral of Acquisition Costs	(57.0)	(49.1)	(221.2)	(197.7)	(200.5)
Amortization of Deferred Acquisition Costs	46.9	39.6	200.4	193.3	164.6
Other Expenses	75.8	70.3	288.4	270.2	259.7
Total	270.7	285.0	1,087.7	1,077.7	1,028.0

Income Before Income Tax and Net Realized Investment Gains and Losses	85.3	59.5	333.9	298.2	333.1
Unclaimed Death Benefits (UDB) Reserve Increase	—	26.3	—	26.3	—
Operating Income	$85.3	$85.8	$333.9	$324.5	$333.1

Interest Adjusted Loss Ratio:
Individual Disability	30.8%	30.7%	30.0%	29.6%	31.2%

Operating Ratios (% of Premium Income):
Benefit Ratios:
Individual Disability	52.3%	52.4%	51.6%	51.3%	52.4%
Voluntary Benefits	46.2%	66.1%	46.9%	53.0%	49.5%
Benefit Ratio Excluding the UDB Reserve Increase
Voluntary Benefits		49.8%		48.9%
Other Expense Ratio	26.1%	25.4%	24.9%	24.4%	23.5%
Income Ratio	29.3%	21.5%	28.8%	26.9%	30.2%
Operating Income Ratio	29.3%	31.0%	28.8%	29.3%	30.2%

Persistency:
Individual Disability			90.0%	90.5%	91.4%
Voluntary Benefits			77.6%	77.0%	78.9%

9. 3

Unum Group Financial Results for Unum UK Segment

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	$105.5	$99.2	$418.9	$389.9	$409.7
Group Life	30.6	23.3	133.2	106.4	221.3
Supplemental	12.8	15.4	55.1	60.3	63.6
Total Premium Income	148.9	137.9	607.2	556.6	694.6
Net Investment Income	38.7	42.0	151.0	148.5	170.8
Other Income	(0.1)	—	—	0.1	0.1
Total	187.5	179.9	758.2	705.2	865.5

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	102.6	100.6	431.0	413.3	541.4
Commissions	10.8	9.6	42.8	38.0	42.6
Deferral of Acquisition Costs	(2.9)	(2.7)	(10.5)	(9.8)	(11.8)
Amortization of Deferred Acquisition Costs	2.9	3.5	12.5	14.7	15.7
Other Expenses	35.9	33.0	134.6	117.0	146.3
Total	149.3	144.0	610.4	573.2	734.2

Operating Income	$38.2	$35.9	$147.8	$132.0	$131.3

Operating Ratios (% of Premium Income):
Benefit Ratio	68.9%	73.0%	71.0%	74.3%	77.9%
Other Expense Ratio	24.1%	23.9%	22.2%	21.0%	21.1%
Operating Income Ratio	25.7%	26.0%	24.3%	23.7%	18.9%

Persistency:
Group Long-term Disability			90.1%	82.2%	84.0%
Group Life			76.0%	66.7%	82.5%
Supplemental			86.6%	78.8%	84.6%

Unum Group Financial Results for Unum UK Segment - Continued

(in millions of pounds, except exchange rate)	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Group Long-term Disability	£66.6	£61.2	£254.4	£249.2	£258.4
Group Life	19.3	14.4	80.8	68.2	139.6
Supplemental	8.1	9.5	33.4	38.5	40.1
Total Premium Income	94.0	85.1	368.6	355.9	438.1
Net Investment Income	24.4	26.0	91.6	94.9	107.7
Other Income	0.1	—	0.1	0.1	—
Total	118.5	111.1	460.3	450.9	545.8

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	64.7	62.2	261.4	264.5	341.4
Commissions	6.8	6.0	26.0	24.3	26.9
Deferral of Acquisition Costs	(1.9)	(1.6)	(6.4)	(6.2)	(7.5)
Amortization of Deferred Acquisition Costs	1.9	2.0	7.6	9.3	9.9
Other Expenses	22.9	20.3	81.9	74.7	92.2
Total	94.4	88.9	370.5	366.6	462.9

Operating Income	£24.1	£22.2	£89.8	£84.3	£82.9

Weighted Average Pound/Dollar Exchange Rate	1.585	1.617	1.646	1.566	1.584

10. 1

Unum Group Financial Results for Colonial Life Segment

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Accident, Sickness, and Disability	$190.8	$184.2	$759.8	$738.7	$724.5
Life	59.0	55.4	231.8	221.1	209.7
Cancer and Critical Illness	71.3	68.5	282.1	272.4	260.3
Total Premium Income	321.1	308.1	1,273.7	1,232.2	1,194.5
Net Investment Income	37.9	35.1	146.7	145.4	138.6
Other Income	—	0.1	0.1	0.2	0.3
Total	359.0	343.3	1,420.5	1,377.8	1,333.4

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	167.9	181.4	660.6	667.0	627.3
Commissions	70.7	64.1	262.3	252.5	254.5
Deferral of Acquisition Costs	(61.3)	(52.3)	(220.8)	(205.0)	(206.3)
Amortization of Deferred Acquisition Costs	45.7	42.9	180.2	174.2	166.5
Other Expenses	61.7	57.9	238.0	224.3	217.1
Total	284.7	294.0	1,120.3	1,113.0	1,059.1

Income Before Income Tax and Net Realized Investment Gains and Losses	74.3	49.3	300.2	264.8	274.3
Unclaimed Death Benefits (UDB) Reserve Increase	—	20.1	—	20.1	—
Operating Income	$74.3	$69.4	$300.2	$284.9	$274.3

Operating Ratios (% of Premium Income):
Benefit Ratio	52.3%	58.9%	51.9%	54.1%	52.5%
Benefit Ratio Excluding the UDB Reserve Increase		52.4%		52.5%
Other Expense Ratio	19.2%	18.8%	18.7%	18.2%	18.2%
Income Ratio	23.1%	16.0%	23.6%	21.5%	23.0%
Operating Income Ratio	23.1%	22.5%	23.6%	23.1%	23.0%

Persistency:
Accident, Sickness, and Disability			75.5%	75.2%	75.7%
Life			85.2%	85.2%	85.7%
Cancer and Critical Illness			83.5%	83.1%	84.5%

Unum Group Financial Results for Closed Block Segment

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Premium Income
Individual Disability	$151.9	$165.8	$624.8	$687.5	$736.4
Long-term Care	159.0	157.0	630.9	630.6	631.9
All Other	0.2	0.6	0.9	0.7	2.2
Total Premium Income	311.1	323.4	1,256.6	1,318.8	1,370.5
Net Investment Income	323.6	327.7	1,284.1	1,272.3	1,230.5
Other Income	22.3	22.4	91.8	93.9	100.1
Total	657.0	673.5	2,632.5	2,685.0	2,701.1

Benefits and Expenses
Benefits and Change in Reserves for Future Benefits	1,256.2	572.0	2,931.1	2,293.0	2,314.9
Commissions	24.4	31.9	101.5	113.8	112.6
Interest and Debt Expense	1.8	2.0	7.3	8.4	10.4
Other Expenses	42.8	40.8	168.2	160.4	167.7
Total	1,325.2	646.7	3,208.1	2,575.6	2,605.6

Income (Loss) Before Income Tax and Net Realized Investment Gains and Losses	(668.2)	26.8	(575.6)	109.4	95.5
Long-term Care Reserve Increase	698.2	—	698.2	—	—
Operating Income	$30.0	$26.8	$122.6	$109.4	$95.5

Interest Adjusted Loss Ratios:
Individual Disability	81.0%	85.7%	83.6%	82.6%	83.0%
Long-term Care	528.9%	89.3%	196.6%	89.6%	90.1%
Long-term Care Excluding the Reserve Increase	89.6%		85.9%

Operating Ratios (% of Premium Income):
Other Expense Ratio	13.8%	12.6%	13.4%	12.2%	12.2%
Income (Loss) Ratio	(214.8)%	8.3%	(45.8)%	8.3%	7.0%
Operating Income Ratio	9.6%	8.3%	9.8%	8.3%	7.0%

Persistency:
Individual Disability			91.3%	91.8%	92.5%
Long-term Care			95.4%	95.5%	95.8%

Unum Group Financial Results for Corporate Segment

	Three Months Ended		Year Ended
	12/31/2014	12/31/2013	12/31/2014	12/31/2013	12/31/2012
Operating Revenue
Net Investment Income	$3.1	$(5.1)	$5.3	$(3.7)	$23.0
Other Income	2.8	5.0	5.0	7.7	2.8
Total	5.9	(0.1)	10.3	4.0	25.8

Interest and Other Expenses	37.4	39.7	157.9	147.5	134.3

Operating Loss Including Costs Related to Early Retirement of Debt	(31.5)	(39.8)	(147.6)	(143.5)	(108.5)
Costs Related to Early Retirement of Debt	—	—	13.2	—	—
Operating Loss	$(31.5)	$(39.8)	$(134.4)	$(143.5)	$(108.5)

Unum Group Reserves

	December 31, 2014
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,558.4	$581.1	29.5%	$7,139.5	$66.9	$7,072.6
Group Life and Accidental Death & Dismemberment	68.8	0.4	712.6	195.4	3.7	976.8	3.9	972.9
Individual Disability	555.6	3.2	1,201.5	127.3	5.5	1,884.4	112.5	1,771.9
Voluntary Benefits	1,366.4	8.0	52.3	58.4	0.5	1,477.1	29.1	1,448.0
Unum US Segment	1,990.8	11.6	8,524.8	962.2	39.2	11,477.8	212.4	11,265.4

Unum UK Segment	22.8	0.1	2,168.2	145.2	9.6	2,336.2	112.3	2,223.9

Colonial Life Segment	1,670.4	9.8	279.4	127.3	1.7	2,077.1	9.9	2,067.2

Individual Disability	735.0	4.3	10,150.9	285.6	43.1	11,171.5	1,551.7	9,619.8
Long-term Care	6,884.2	40.2	1,083.3	111.9	4.9	8,079.4	42.5	8,036.9
Other	5,811.4	34.0	214.3	140.7	1.5	6,166.4	4,959.8	1,206.6
Closed Block Segment	13,430.6	78.5	11,448.5	538.2	49.5	25,417.3	6,554.0	18,863.3

Subtotal	$17,114.6	100.0%	$22,420.9	$1,772.9	100.0%	41,308.4	6,888.6	34,419.8

Adjustment to Reserves for Unrealized Gain on Securities						6,150.3	365.0	5,785.3

Consolidated						$47,458.7	$7,253.6	$40,205.1

The increase in the adjustment to reserves for unrealized gain on securities, relative to year-end 2013, was due primarily to a decline in U.S. Treasury rates. This adjustment is consistent with a similar adjustment to our invested assets.

Unum Group Reserves

	December 31, 2013
	Gross						Total Reinsurance Ceded
	Policy Reserves		Claim Reserves					Total Net
		%	Incurred	IBNR	%	Total
Group Disability	$—	—%	$6,810.3	$569.1	30.1%	$7,379.4	$66.6	$7,312.8
Group Life and Accidental Death & Dismemberment	72.3	0.5	713.2	201.1	3.7	986.6	2.5	984.1
Individual Disability	558.3	3.5	1,155.7	124.4	5.2	1,838.4	104.3	1,734.1
Voluntary Benefits	1,298.4	8.1	48.9	73.2	0.5	1,420.5	29.2	1,391.3
Unum US Segment	1,929.0	12.1	8,728.1	967.8	39.5	11,624.9	202.6	11,422.3

Unum UK Segment	24.9	0.1	2,286.0	171.7	10.0	2,482.6	130.1	2,352.5

Colonial Life Segment	1,577.6	9.9	274.1	134.1	1.7	1,985.8	13.9	1,971.9

Individual Disability	859.3	5.4	10,346.8	281.9	43.3	11,488.0	1,545.0	9,943.0
Long-term Care	5,791.4	36.3	865.7	94.8	3.9	6,751.9	42.6	6,709.3
Other	5,783.8	36.2	234.4	150.2	1.6	6,168.4	4,915.2	1,253.2
Closed Block Segment	12,434.5	77.9	11,446.9	526.9	48.8	24,408.3	6,502.8	17,905.5

Subtotal	$15,966.0	100.0%	$22,735.1	$1,800.5	100.0%	40,501.6	6,849.4	33,652.2

Adjustment to Reserves for Unrealized Gain on Securities						4,108.5	263.8	3,844.7

Consolidated						$44,610.1	$7,113.2	$37,496.9

14. 1

Unum Group Investments

	12/31/2014			12/31/2014	12/31/2013
Fixed Maturity Securities (Fair Value)			Selected Statistics
Public	$28,978.7	64.3%	Earned Book Yield	5.48%	5.57%
Asset-Backed Securities	93.8	0.2	Average Duration (in years)	7.62	7.42
Residential Mortgage-Backed Securities (1)	2,207.3	4.9
Commercial Mortgage-Backed Securities	130.7	0.3
Private Placements	5,460.1	12.1
High Yield	3,477.0	7.7
Government Securities	2,545.9	5.7
Municipal Securities (2)	2,121.5	4.7
Redeemable Preferred Stocks	49.9	0.1
Total	$45,064.9	100.0%

	Amortized Cost	Fair Value
Quality Ratings of Fixed Maturity Securities			Schedule BA and Non-Current
Aaa	8.7%	8.6%	Total Non-Current Investments	$40.4	$39.9
Aa	8.7	9.1	Total Schedule BA Assets	$485.5	$475.2
A	30.9	32.2
Baa	42.8	42.3
Below Baa	8.9	7.8
Total	100.0%	100.0%

(1) Includes $30.8 million of high yield mortgage-backed securities.
(2) Includes $17.4 million of high yield taxable municipal securities.

Unum Group Investments at December 31, 2014

Fixed Maturity Securities - By Industry Classification - Unrealized Gain (Loss)
Classification	Fair Value	Net Unrealized Gain	Fair Value of Fixed Maturity Securities with Gross Unrealized Loss	Gross Unrealized Loss	Fair Value of Fixed Maturity Securities with Gross Unrealized Gain	Gross Unrealized Gain
Basic Industry	$2,666.8	$244.0	$366.4	$29.1	$2,300.4	$273.1
Capital Goods	3,946.5	523.0	113.8	4.1	3,832.7	527.1
Communications	3,110.4	502.5	106.4	3.0	3,004.0	505.5
Consumer Cyclical	1,284.9	172.6	24.7	0.4	1,260.2	173.0
Consumer Non-Cyclical	5,961.6	814.2	486.2	12.7	5,475.4	826.9
Energy	6,117.3	690.4	952.5	68.9	5,164.8	759.3
Financial Institutions	3,389.0	396.4	—	—	3,389.0	396.4
Mortgage/Asset-Backed	2,431.8	206.9	29.9	0.1	2,401.9	207.0
Sovereigns	1,307.4	206.3	—	—	1,307.4	206.3
Technology	1,211.8	93.5	282.1	3.6	929.7	97.1
Transportation	1,676.9	269.8	63.5	0.4	1,613.4	270.2
U.S. Government Agencies and Municipalities	3,360.0	631.5	51.0	1.6	3,309.0	633.1
Public Utilities	8,550.6	1,504.5	63.3	0.9	8,487.3	1,505.4
Redeemable Preferred Stocks	49.9	5.9	—	—	49.9	5.9
Total	$45,064.9	$6,261.5	$2,539.8	$124.8	$42,525.1	$6,386.3

Gross Unrealized Loss on Fixed Maturity Securities By Length of Time in Unrealized Loss Position
	Investment-Grade			Below-Investment-Grade
Category	Fair Value	Gross Unrealized Loss		Fair Value	Gross Unrealized Loss
Less than 91 days	$781.8	$23.2		$517.3	$27.0
91 through 180 days	57.4	0.7		339.3	31.4
181 through 270 days	5.1	0.1		—	—
271 days to 1 year	—	—		—	—
Greater than 1 year	624.0	23.5		214.9	18.9
Total	$1,468.3	$47.5		$1,071.5	$77.3

15. 1

Appendix to Statistical Supplement

2014 Significant Items

•	Fourth quarter of 2014 reserve increase of $698.2 million before tax and $453.8 million after tax related to long-term care.

•	Fourth quarter of 2014 settlement loss of $64.4 million before tax and $41.9 million after tax related to a pension plan amendment.

•	Second quarter of 2014 costs related to early retirement of debt of $13.2 million before tax and $10.4 million after tax.

•	In December 2014, we retired 60 million shares of our treasury stock with an average total cost of $1,451.7 million.

•	The prior year amount for securities lending has been reclassified from short-term debt to other liabilities on our consolidated balance sheet to conform to the current year presentation.

2013 Significant Items

Fourth quarter and year ended December 31, 2013 results included the following:

•
Claim reserve increases of $49.1 million for Unum US group life, $26.3 million for Unum US voluntary life, and $20.1 million for Colonial Life voluntary life, for a total reserve increase of $95.5 million with a corresponding decrease in net income of $62.1 million, less applicable income tax, related to unclaimed death benefits.

•	A reserve reduction of $85.0 million before tax and $55.2 million after tax related to Unum US group life waiver of premium benefits.

Non-GAAP Financial Measures

We analyze our performance using non-GAAP financial measures which exclude or include amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. We believe the following non-GAAP financial measures are better performance measures and better indicators of the revenue and profitability and underlying trends in our business:

•	Operating revenue, which excludes realized investment gains or losses;

•
Before-tax operating income or loss, which excludes realized investment gains or losses, non-operating retirement-related gains or losses, income tax, and certain other items, as applicable, and after-tax operating income or loss which includes income tax;

•	Operating return on equity, which is calculated using after-tax operating income or loss and excludes from equity the unrealized gain or loss on securities and net gain on cash flow hedges;

•
Leverage ratio, which excludes the unrealized gain or loss on securities and net gain on cash flow hedges, and the non-recourse debt and associated capital of Tailwind Holdings, LLC and Northwind Holdings, LLC; and

•	Book value per common share, which is calculated excluding AOCI.

Realized investment gains or losses; non-operating retirement-related gains or losses; unrealized gains or losses on securities and net gains on cash flow hedges depend on market conditions and do not necessarily relate to decisions regarding the underlying business of our Company. Leverage ratio and book value per common share excluding certain components of AOCI, certain of which tend to fluctuate depending on market conditions and general economic trends, are important measures. We also exclude certain other items from our discussion of financial ratios and metrics in order to enhance the understanding and comparability of our operational performance and the underlying fundamentals, but this exclusion is not an indication that similar items may not recur and does not replace the comparable GAAP measures in the determination of overall profitability. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, refer to the "Reconciliation of Non-GAAP Financial Measures" beginning on page 16.1.

Reconciliation of Non-GAAP Financial Measures

	After-Tax Operating Income (Loss)	Average Allocated Equity(1)
			Operating Return on Equity

	(in millions)
Year Ended December 31, 2014
Unum US	$562.3	$4,157.4	13.5%
Unum UK	116.4	635.3	18.3%
Colonial Life	195.2	1,163.1	16.8%
Core Operating Segments	873.9	5,955.8	14.7%
Closed Block	80.9	2,756.3
Corporate	(44.4)	(713.0)
Total	$910.4	$7,999.1	11.4%

Year Ended December 31, 2013
Unum US	$563.1	$4,141.8	13.6%
Unum UK	104.5	744.3	14.0%
Colonial Life	185.2	1,122.6	16.5%
Core Operating Segments	852.8	6,008.7	14.2%
Closed Block	71.3	2,580.4
Corporate	(41.6)	(856.8)
Total	$882.5	$7,732.3	11.4%

Year Ended December 31, 2012
Unum US	$555.3	$4,024.1	13.8%
Unum UK	99.2	811.2	12.2%
Colonial Life	178.3	1,064.4	16.8%
Core Operating Segments	832.8	5,899.7	14.1%
Closed Block	62.3	2,234.2
Corporate	(7.6)	(892.1)
Total	$887.5	$7,241.8	12.3%

(1)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented on page 16.2.

16. 1

Reconciliation of Non-GAAP Financial Measures - Continued

	After-Tax Operating Income (Loss)	Average Allocated Equity(2)
			Operating Return on Equity

	(in millions)
Three Months Ended December 31, 2014
Unum US	$140.4	$4,147.9	13.5%
Unum UK	29.3	649.5	18.1%
Colonial Life	48.3	1,164.3	16.6%
Core Operating Segments	218.0	5,961.7	14.6%
Closed Block	19.8	2,838.1
Corporate	(9.0)	(665.0)
Total	$228.8	$8,134.8	11.2%

Three Months Ended December 31, 2013
Unum US	$142.3	$4,162.8	13.7%
Unum UK	29.7	615.4	19.3%
Colonial Life	45.1	1,137.3	15.9%
Core Operating Segments	217.1	5,915.5	14.7%
Closed Block	17.1	2,666.1
Corporate	(10.4)	(595.4)
Total	$223.8	$7,986.2	11.2%

(2)Excludes unrealized gain on securities and net gain on cash flow hedges and is calculated using the stockholders' equity balances presented below.

Average allocated equity is computed as follows:

(in millions)	12/31/2014	9/30/2014	12/31/2013	9/30/2013	12/31/2012	12/31/2011
Total Stockholders' Equity, As Reported	$8,552.4	$9,244.0	$8,659.1	$8,669.9	$8,612.6	$8,169.7
Net Unrealized Gain on Securities	290.3	462.0	135.7	427.4	873.5	614.8
Net Gain on Cash Flow Hedges	391.0	383.5	396.3	397.2	401.6	408.7
Total Stockholders' Equity, As Adjusted	$7,871.1	$8,398.5	$8,127.1	$7,845.3	$7,337.5	$7,146.2

	Twelve Months Ended	Three Months Ended	Twelve Months Ended	Three Months Ended	Twelve Months Ended
	12/31/2014		12/31/2013		12/31/2012
Average Stockholders' Equity Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	$7,999.1	$8,134.8	$7,732.3	$7,986.2	$7,241.8

16. 2

Reconciliation of Non-GAAP Financial Measures - Continued

	December 31
	2014	2013	2012
	(in millions)
Debt, As Reported	$2,780.6	$2,612.0	$2,755.4
Excluding Non-recourse Debt	398.4	440.0	562.5
Debt, As Adjusted	$2,382.2	$2,172.0	$2,192.9

Total Stockholders' Equity, As Reported	$8,552.4	$8,659.1	$8,612.6
Excluding Net Unrealized Gain on Securities and Net Gain on Cash Flow Hedges	681.3	532.0	1,275.1
Excluding Northwind and Tailwind Capital	849.9	846.4	870.6
	7,021.2	7,280.7	6,466.9
Debt, As Adjusted	2,382.2	2,172.0	2,192.9
Total Capital, As Adjusted	$9,403.4	$9,452.7	$8,659.8

Leverage Ratio	25.3%	23.0%	25.3%

	Three Months Ended
	December 31	September 30	June 30	March 31	December 31	September 30	June 30	March 31	December 31
	2014				2013				2012
	(in millions)
Operating Revenue	$2,653.0	$2,608.2	$2,627.6	$2,604.8	$2,576.9	$2,567.0	$2,588.6	$2,614.5	$2,633.6
Net Realized Investment Gain (Loss)	(17.3)	1.2	25.9	6.3	9.3	(26.1)	13.3	10.3	24.6
Total Revenue	$2,635.7	$2,609.4	$2,653.5	$2,611.1	$2,586.2	$2,540.9	$2,601.9	$2,624.8	$2,658.2

16. 3

Reconciliation of Non-GAAP Financial Measures - Continued

			Three Months Ended December 31
			2014		2013
			(in millions)	per share	(in millions)	per share*
After-tax Operating Income			$228.8	$0.90	$223.8	$0.85
Net Realized Investment Gain (Loss), Net of Tax			(11.2)	(0.04)	5.8	0.02
Non-operating Retirement-related Loss, Net of Tax			(42.9)	(0.17)	(1.5)	—
Long-term Care Reserve Increase, Net of Tax			(453.8)	(1.80)	—	—
Unclaimed Death Benefits Reserve Increase, Net of Tax			—	—	(62.1)	(0.24)
Group Life Waiver of Premium Benefit Reserve Reduction, Net of Tax			—	—	55.2	0.21
Net Income (Loss)			$(279.1)	$(1.11)	$221.2	$0.84

	Year Ended December 31
	2014		2013		2012
	(in millions)	per share *	(in millions)	per share *	(in millions)	per share *
After-tax Operating Income	$910.4	$3.55	$882.5	$3.32	$887.5	$3.15
Net Realized Investment Gain, Net of Tax	12.8	0.05	3.9	0.02	37.1	0.13
Non-operating Retirement-related Loss, Net of Tax	(45.6)	(0.18)	(21.4)	(0.08)	(30.2)	(0.11)
Costs Related to Early Retirement of Debt, Net of Tax	(10.4)	(0.04)	—	—	—	—
Long-term Care Reserve Increase, Net of Tax	(453.8)	(1.77)	—	—	—	—
Unclaimed Death Benefits Reserve Increase, Net of Tax	—	—	(62.1)	(0.24)	—	—
Group Life Waiver of Premium Benefit Reserve Reduction, Net of Tax	—	—	55.2	0.21	—	—
Net Income	$413.4	$1.61	$858.1	$3.23	$894.4	$3.17

*Assuming Dilution.

16. 4